EXHIBIT 23.2



                 Amisano Hanson Chartered Accountants Letterhead




                         CONSENT OF INDEPENDENT AUDITORS


              We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of NAVIGATOR VENTURES, INC. of our report dated March 12, 2002 appearing in (and incorporated by reference in) the Annual Report on Form 10-KSB of NAVIGATOR VENTURES, INC. relating to the audited December 31, 2001 financial statements of NAVIGATOR VENTURES, INC.

                 /s/   Amisano Hanson Chartered Accountants
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                 Amisano Hanson Chartered Accountants


Vancouver, Canada
January 16, 2003




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